Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 39 to Registration Statement No. 2-62329 on Form N-1A of our reports dated November 23, 2005 relating to the financial statements and financial highlights of Merrill Lynch Bond Fund, Inc. (the “Fund”) (to be renamed BlackRock Bond Fund, Inc.), including Core Bond Portfolio and High Income Portfolio (to be renamed BlackRock Bond Fund and BlackRock High Income Fund), and of our report dated November 23, 2005 relating to the financial statements and financial highlights of Master Core Bond Portfolio (to be renamed Master Bond Portfolio) of Master Bond Trust appearing in the corresponding Annual Reports on Form N-CSR, and to the references to us under the headings “Financial Highlights” in the Prospectus and “Financial Statements” in the Statement of Additional Information, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey
September 14, 2006